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Exhibit 10.20

REGISTRATION RIGHTS AGREEMENT

Dated as of [                        ], 2003

by and among

CHINA HOSPITALS, INC.

and

CERTAIN INVESTORS LISTED
ON THE SIGNATURE PAGE

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is made and entered into as of this            day of                        2003 by and among China Hospitals, Inc., a California corporation (the "Company"), and the persons identified on the signature page(s) hereof (collectively, the "Investors").

        This Agreement is made in connection with the Investors' purchase of the Company's Shares of Common Stock pursuant to a Private Placement Memorandum dated [DATE:            ]. In order to induce the Investors to purchase such stock, the Company has agreed to provide the registration rights set forth in this Agreement.

        The parties hereby agree as follows:

        1.     Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

          Common Stock. The common stock, [            ] par value, of the Company.

          Exchange Act. The Securities Exchange Act of 1934, as amended from time to time.

          Person. An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          Piggyback Registration Statement. See Section 3(a) hereof.

          Prospectus. The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          Registration Expenses. See Section 6 hereof.

          Registrable Securities. The shares of Common Stock, held by the Investors as of the date hereof or securities issued or issuable with respect to any such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          Registration Statement. Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

          Securities Act. The Securities Act of 1933, as amended from time to time.

          SEC. The Securities and Exchange Commission.

          Underwritten Registration or Underwritten Offering. A registration in which securities of the Company are sold to an underwriter or through an underwriter as agent for reoffering to the public.

        2.     Securities Subject to this Agreement.

          (a)   Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

          (b)   Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

        3.     Registration.

          (a)   "Piggyback" Registration Rights. If at any time, on one or more occasions, the Company shall determine to register any shares of its capital stock of the same class as the Registrable Securities (or securities convertible into or exchangeable or exercisable for shares of such class) for its own account or for the account of any of its stockholders (a "Piggyback Registration Statement"), other than a registration relating (x) to the Company's initial public offering, (y) to employee benefit plans, or (z) to a registration relating solely to a SEC Rule 145 transaction or any Rule adopted by the SEC in substitution thereof or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, the holders of Registrable Securities shall be entitled to include Registrable Securities in such registration (and related Underwritten Offering, if any) on the following terms and conditions:

            (i)    The Company shall give written notice of such determination to each holder of Registrable Securities at the time of such determination (a "Section 3(a) Notice") and each such holder shall have the right to request, by written notice given to the Company within fifteen days of the date the Section 3(a) Notice was given by the Company to such holder, that a specific number of Registrable Securities held by such holder be included in the Piggyback Registration Statement (and related Underwritten Offering, if any);

            (ii)   If the Piggyback Registration Statement relates to an Underwritten Offering, the Section 3(a) Notice shall specify the name or names of the managing underwriter or underwriters for such offering (such underwriters to be selected in accordance with Section 3(b)). The Section 3(a) Notice shall also specify the number of securities to be registered for the account of the Company and for the account of its stockholders (other than holders of Registrable Securities), if any;

            (iii)  If the Piggyback Registration Statement relates to an Underwritten Offering, each holder of Registrable Securities to be included therein must agree (y) to sell such Person's Registrable Securities on the same basis provided in the underwriting arrangements approved by the Company and (z) timely to complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC;

            (iv)  If the managing underwriter or underwriters for the Underwritten Offering under the Piggyback Registration Statement determines that inclusion of all or any portion of the Registrable Securities in such offering would adversely affect the ability of the underwriters for such offering to sell all of the securities requested to be included for sale in such offering at the best price obtainable therefor, the number of Registrable Securities that may be sold by the holders thereof shall be limited to such number of Registrable Securities, if any, that the managing underwriter or underwriters determine may be included therein without such adverse effect as provided below. If the number of securities proposed to be sold in such Underwritten Offering exceeds the number of securities that may be sold in such offering, there shall be included in the offering, subject to the provisions of Section 4,

              (A)  first, up to the maximum number of securities to be sold by the Company for its own account, and

              (B)  second, as to the balance, Registrable Securities requested to be included therein by the holders thereof (pro rata as between such holders based upon the number of Registrable Securities initially proposed to be registered by each), or in such other proportions as the managing underwriter or underwriters for the offering may require; and

            (v)   Holders of Registrable Securities shall have the right to withdraw their Registrable Securities from the Piggyback Registration Statement, but if the same relates to an Underwritten Offering, they may only do so during the time period and on terms agreed upon among the underwriters for such Underwritten Offering and the holders of Registrable Securities.

          (b)   Selection of Underwriters. The investment banker or investment-bankers and manager or managers that will administer an offering under Section 3 will be selected by the Company.

        4.     Hold-Back Agreements. Each holder of Registrable Securities whose Registrable Securities are covered by an effective Piggyback Registration Statement filed by the Company under Section 3(a) for sale in an Underwritten Offering agrees, if requested by the managing underwriters of such offering, not to effect a sale or distribution of securities of the same class as (or securities exchangeable or exercisable for or convertible into securities of the same class as) the Registrable Securities included in the Piggyback Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the ten-day period prior to, and during the 180-day period (or shorter period requested by the underwriters) beginning on the closing date of such Underwritten Offering, to the extent timely notified in writing by the Company or the managing underwriters.

        5.     Registration Procedures. In connection with the Company's registration obligations pursuant to Section 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a)   prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its diligent best efforts to cause such Registration Statement to become effective, and, upon the request of the applicable seller(s), keep such Registration Statement effective for up to 120 days or such longer period as the Company may agree upon, or until the applicable seller(s) has completed the distribution relating thereto, whichever occurs first;

          (b)   prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective as provided in Section 5(a) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

          (c)   furnish to the applicable seller(s) such numbers of copies of the Registration Statement, the Prospectus, including a preliminary Prospectus, and of each amendment and supplement (in each case, including all exhibits), in conformity with the requirements of the Securities Act, and such other documents as the applicable seller(s) may reasonably request in order to facilitate the disposition of Registrable Securities owned by the applicable seller(s);

          (d)   use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions in such states as shall be reasonably necessary to facilitate an orderly distribution of the Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such jurisdiction that, but for the requirements of this Section 5(d), it would not be obligated to be so qualified or to file a general consent to service of process in any such states or jurisdictions;

          (e)   use its best efforts to cause such securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities of the United States of America or any state thereof as may be necessary to enable seller(s) to consummate the disposition of such securities;

          (f)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, usual and customary in form, with the managing underwriter of such offering; and the Company shall take such other actions as the underwriters reasonably request in order to expedite or facilitate a disposition of such securities;

          (g)   use its best efforts to cause all such securities covered by such Registration Statement to be listed on, or included in, a stock exchange or national quotation system on which the Company's securities are then listed or included; and to provide a transfer agent and registrar for such securities covered by such Registration Statement no later than the effective date of such Registration Statement;

          (h)   use its best efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as seller(s) shall reasonably request;

          (i)    notify seller(s) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which, or of the Company becoming otherwise aware that, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of seller(s), prepare and furnish to seller(s) a reasonable number of copies of an amended or supplemental Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities under such Registration Statement, such Prospectus shall not include an untrue statement of a material fact or a misstatement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (j)    make reasonably available for inspection by representatives of seller(s), by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by seller(s) or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company reasonably requested by such persons in connection with such Registration Statement.

        6.     Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), expenses (including legal expenses) of the underwriters that are customarily requested in similar circumstances by such underwriters and reasonably requested by the underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), securities acts liability insurance if the Company so desires and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company, regardless whether the Registration Statement becomes effective or sales made thereunder. The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. The Company will also pay reasonable expenses of a single special counsel to selling stockholders. All Persons selling Registrable Securities pursuant to any Registration Statement filed and declared effective pursuant to Section 3 hereof shall bear their own respective share of all underwriters' or selling agents' discounts and commissions.

        7.     Indemnification.

          (a)   Indemnification by Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors and employees and each Person who controls such holder (within the meaning of Section 15 of the Securities Act) from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such holder may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such loss, claim, damage, liability or action arises from the sale of Registrable Securities by such holder upon the public offering thereof pursuant to such Registration Statement and the related Prospectus if any such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information relating to such holder furnished in writing to the Company by such holder expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent customarily requested by such Persons in similar circumstances.

          (b)   Indemnification by Holder of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are sold under a Prospectus which is a part of a Registration Statement agrees to indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act), and each other holder of Registrable Securities whose Registrable Securities are sold under the Prospectus which is a part of such Registration Statement (and such holder's officers, directors and employees and each Person who controls such holder within the meaning of Section 15 of the Securities Act), under the same circumstances as the foregoing indemnity from the Company to each holder of Registrable Securities to the extent, but only to the extent, that such losses, claims, damages or liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information relating to such holder furnished in writing to the Company by such holder expressly for use therein. In no event shall the aggregate liability of any selling holder of Registrable Securities exceed the amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company and the selling holders of Registrable Securities shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

          (c)   Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of such Person and the indemnifying party, based upon advice of their respective counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section 7(c), the terms "indemnifying party", "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors and control persons as set forth above) on the one hand, and the holders of the Registrable Securities (and their officers, directors, employees and control persons as set forth above) on the other hand, as applicable.

        8.     Participation in Underwritten Registrations. No holder of Registrable Securities may participate in an Offering under Section 3(a) unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC.

        9.     Transfer of Registration Rights. The rights, contained in Section 3 hereof, to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, provided that (x) such transferee or assignee acquires at least [$                        ] in fair market value of the Common Stock constituting Registrable Securities held by the transferring holder, (y) that the Company is given written notice by the transferor at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and (z) such transferor or assignee executes a written conveyance or assignment agreeing to be bound by all the terms of this Agreement.

        10.   Miscellaneous.

          (a)   No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the terms of this Agreement, including with respect to the rights granted to the holders of Registrable Securities in this Agreement, or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder; provided that the Company may grant registration rights pari passu with the rights granted herein in future financings.

          (b)   Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holders of not less than a majority of the Registrable Securities.

          (c)   Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

            (i)    if to an Investor or any holder of Registrable Securities, at the address of such holder set forth on the stock record books of the Company or such other address or attention specifically given by such holder to the Company in accordance with the provisions of this Section 10(d); and

            (ii)   if to the Company, initially to the address noted on the signature page hereof, Attention: President, and thereafter at such other address or attention notice of which is given in accordance with the provisions of this Section 10(d).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; one business day after receipt electronically acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          (d)   Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon subsequent holders of Registrable Securities without the need for an express assignment. This Agreement shall inure to the benefit of and be binding upon the Company and any corporation resulting from any merger or consolidation of the Company with or into such corporation (in which the Company is not the surviving corporation) or any corporation whose securities are issued in exchange for the Company's shares of Common Stock.

          (e)   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g)   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          (h)   Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (i)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement.

          (j)    Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California which would apply if all Parties were residents of California and this Agreement was made and performed in California. In any legal action involving this Agreement or the parties' relationship, the Parties agree that the exclusive venue for any lawsuit shall be in the state or federal court located within the County of Orange, California. The Parties agree to submit to the personal jurisdiction of the state and federal courts located within Orange County, California.

          (k)   Attorney's Fees. In the event a Party hereto shall commence legal proceedings against another Party to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants' fees, and experts' fees.

        This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE COMPANY	CHINA HOSPITALS, INC.
50 Airport Parkway, San Jose, CA 95110 Telephone No.: (408) 451-8448	By	Frank Hu, Chief Executive Officer

Signature Page
Registration Rights Agreement
between China Hospitals, Inc.
and Certain Investors,
dated as of                        , 2003

Investor	Individual Investors
Signature*
Address:	Name
Telephone No.:	Signature*
Fax No.:	Name
*Joint tenants both sign
Entity Investors
Name of Entity
	By	Name Title

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REGISTRATION RIGHTS AGREEMENT